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                                                                EXHIBIT 10.10(k)



                                  AMENDMENT TO
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


        This AMENDMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Amendment") amends and shall be considered a part of that certain Intellectual Property Security Agreement (the "Agreement"), dated as of May 5, 1998, entered into between PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC., a Delaware corporation ("Old PSI") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), which was filed and recorded with the United States Patent and Trademark Office on May 20, 1998, in Reel 9245/0547 (for patents) and in Reel 1735/0540 (for trademarks). Old PSI has merged into PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("Debtor"). Debtor and Lender agree as follows:

        1. The introductory paragraph is hereby amended by deleting the same in its entirety and replacing it with the following:

               "This INTELLECTUAL PROPERTY SECURITY AGREEMENT ("Agreement"), dated as of May 5, 1998, is entered into between PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("Debtor") and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), in light of the following:"

        2. Except as expressly amended or modified pursuant to this Amendment, the Agreement shall remain otherwise unchanged and in full force and effect.

        IN WITNESS WHEREOF, Debtor and Lender have executed this Amendment as of the 23 day of March, 1999.

                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                            By:    /s/ STEPHEN SCHWARTZ
                               -------------------------------------------------
                            Title:  Assistant Vice President
                                  ----------------------------------------------


                            PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC,
                            a Delaware limited liability company

                            By:     Statspin, Inc.,
                                    a Massachusetts corporation


                            By:   /s/ MARTIN S. McDERMOT
                               -------------------------------------------------
                            Title:  Vice President and Chief Financial Officer
                                  ----------------------------------------------